EXHIBIT TO ITEM 77Q1

                  GABELLI GLOBAL SERIES FUNDS, INC.
                        ARTICLES SUPPLEMENTARY

Gabelli Global Series Funds, Inc., a Maryland corporation having its principal office in Rye, New York
(hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of
Maryland:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  The Corporation is authorized to issue
1,000,000,000 shares of Common Stock, par value $0.001 per share, with an aggregate par value of $1,000,000. These
Articles of Supplementary do not change the total authorized shares of Common Stock of the Corporation or the aggregate par value thereof.

THIRD:  Pursuant to the authority contained in
Section 2-105 of the Maryland General Corporation Law and under authority contained in Article (V) of the Articles of Incorporation for the Corporation, a majority of the entire
Board of Directors has adopted resolutions creating a new sub-series of capital stock for each class to be named
Class I Stock.

FOURTH: The shares of the Corporation's capital stock have been allocated to the following classes and sub-series of that class in the following amounts:


DESIGNATION                               NUMBER OF SHARES

The Gabelli Global
Telecommunications Fund Stock                200,000,000

  The Gabelli Global
  Telecommunications Fund
  Class AAA Stock                            100,000,000

  The Gabelli Global
  Telecommunications Fund
  Class A Stock                               50,000,000

  The Gabelli Global
  Telecommunications Fund
  Class B Stock                               25,000,000

  The Gabelli Global
  Telecommunications Fund
  Class C Stock                               25,000,000


The Gabelli Global Growth Fund Stock         200,000,000

  The Gabelli Global Growth
  Fund Class AAA Stock                       100,000,000

  The Gabelli Global Growth
  Fund Class A Stock                          50,000,000

  The Gabelli Global Growth
  Fund Class B Stock                          25,000,000

  The Gabelli Global Growth
  Fund Class C Stock                          25,000,000


The Gabelli Global Opportunity Fund Stock    200,000,000

  The Gabelli Global
  Opportunity Fund Class AAA Stock           100,000,000

  The Gabelli Global
  Opportunity Fund Class A Stock              50,000,000

  The Gabelli Global
  Opportunity Fund Class B Stock              25,000,000

  The Gabelli Global
  Opportunity Fund Class C Stock              25,000,000

The Gabelli Global Convertible
Securities Fund Stock                        200,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class AAA Stock                       100,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class A Stock                          50,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class B Stock                          25,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class C Stock                          25,000,000


The Gabelli Global Entertainment and
Media Fund Stock                             200,000,000

  The Gabelli Global
  Entertainment and Media
  Fund Class AAA Stock                       100,000,000


FIFTH: The Corporation's Board of Directors hereby reclassifies and redesignates all the authorized but unissued shares of the Common Stock of the Corporation so that the number of shares of Common Stock are classified and allocated to the following classes and sub-series of that class in the following amounts:

DESIGNATION                               NUMBER OF SHARES

The Gabelli Global
Telecommunications Fund Stock                 200,000,000

  The Gabelli Global
  Telecommunications Fund Class
  AAA Stock                                    75,000,000

  The Gabelli Global
  Telecommunications Fund Class
  A Stock                                     50,000,000

  The Gabelli Global
  Telecommunications Fund Class
  B Stock                                    25,000,000

  The Gabelli Global
  Telecommunications Fund Class
  C Stock                                    25,000,000

  The Gabelli Global
  Telecommunications Fund Class
  I Stock                                    25,000,000

The Gabelli Global Growth Fund Stock        200,000,000

  The Gabelli Global Growth
  Fund Class AAA Stock                       75,000,000

  The Gabelli Global Growth
  Fund Class A Stock                         50,000,000

  The Gabelli Global Growth
  Fund Class B Stock                         25,000,000

  The Gabelli Global Growth
  Fund Class C Stock                        25,000,000

  The Gabelli Global Growth
  Fund Class I Stock                        25,000,000


The Gabelli Global Opportunity Fund Stock  200,000,000

  The Gabelli Global
  Opportunity Fund Class AAA Stock          75,000,000

  The Gabelli Global
  Opportunity Fund Class A
  Stock                                     50,000,000

  The Gabelli Global
  Opportunity Fund Class B
  Stock                                    25,000,000

  The Gabelli Global
  Opportunity Fund Class C
  Stock                                    25,000,000

  The Gabelli Global
  Opportunity Fund Class I
  Stock                                   25,000,000


The Gabelli Global Convertible
Securities Fund Stock                    200,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class AAA Stock                    75,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class A Stock                      50,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class B Stock                      25,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class C Stock                     25,000,000

  The Gabelli Global
  Convertible Securities
  Fund Class I Stock                    25,000,000


The Gabelli Global Entertainment and
Media Fund Stock                       200,000,000

  The Gabelli Global
  Entertainment and Media
  Fund Class AAA Stock                100,000,000

SIXTH:  The Class A Shares, Class B Shares, Class
C Shares and Class AAA Shares, together with the Class I
Shares and any other sub-series of capital stock of the Corporation designated as a sub-series of any class in the future shall represent interests in the portfolio of assets attributable to that class, which assets shall be allocated to each of the respective sub-series of that class in accordance with Article (V) of the Corporation's Articles of Incorporation and which assets shall be charged with the liabilities of the Corporation with respect to the class and each such sub-series in accordance with Article (V) of the Corporation's Articles of Incorporation. The Class I
Shares shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption applicable to shares of each other class and sub-series thereof, all as set forth in the Articles of Incorporation of the Corporation except for the differences set forth in the Articles of Incorporation with respect to the Class A Shares, Class B Shares, Class C Shares, Class
AAA Shares and Class I shares.

SEVENTH: These Articles Supplementary shall become effective at 10:00 a.m. on April 29, 2005.

IN WITNESS WHEREOF, Gabelli Global Series Funds,
Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation and that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects and that this statement is made under the penalties of perjury.

                             GABELLI GLOBAL SERIES FUNDS, INC.
WITNESS:
						By:  /s/ Bruce N. Alpert
						Name:  Bruce N. Alpert
						Title:  President
By:  /s/ Teresa M.R. Hamlin		Date:  April 29, 2005
Name:  Teresa M.R. Hamlin
Title:  Assistant Secretary
Date:  April 29, 2005